LEHMAN BROTHERS

Transaction

Date:

4 August 2006

To:

Lehman Mortgage Trust Mortgage Pass-Through Certificates, Series 2006-4

c/o Citibank, N.A.

55 East 52nd Street - 7th Floor

New York, NY 10055

From:

Lehman Brothers Special Financing Inc.

Kathy Tsang - Confirmations Group

Facsimile:

(+1) 646-885-9551 (United States of America)

Telephone:

212-526-9257

Ref. Numbers:

Global Deal ID: 2594160, 2594163

Dear Sir or Madam:

The purpose of this communication is to set forth the terms and conditions of the interest rate transaction that has been entered into on the Trade Date referred to below (the “Transaction”), between Lehman Brothers Special Financing Inc. (“Party A”) and the supplemental interest trust (the “Supplemental Interest Trust”, or “Party B”) created pursuant to the Trust Agreement (the “Trust Agreement”) dated as of July 1, 2006 among Structured Asset Securities, as depositor, Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC, as Master Servicer and Citibank, N.A. as Trustee (the “Trustee”) in connection with the issuance of the Lehman Mortgage Trust Mortgage Pass-Through Certificates, Series 2006-4, a common law trust formed under the Trust Agreement (defined above) which is governed by the laws of the State of New York.  This communication constitutes a “Confirmation” as referred to in the Master Agreement specified below.

This Confirmation is subject to and incorporates the terms of the 1992 version of the preprinted multicurrency cross-border form of Master Agreement published by the International Swaps and Derivatives Association, Inc. (“ISDA”) (the “Agreement”), but without regard to any modifications or elections that the parties may be entitled to make pursuant to a Schedule except as provided in the Additional Provisions paragraph herein. All provisions contained in, or incorporated by reference to, the Agreement shall govern this Confirmation except as expressly modified below. In addition, this Confirmation shall itself evidence a complete and binding agreement between you and us as to the terms and conditions of the Transaction to which this Confirmation relates.

This communication incorporates the definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.). In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. For the purpose of the Definitions, references herein to a “Transaction” shall be deemed to be references to a “Swap Transaction”.

The terms of the particular Transaction to which this Confirmation relates are as follows:

General Terms:
Trade Date:	17 July, 2006
Effective Date:	25 July, 2006
Termination Date:	25 October, 2017
Notional Amount:	USD 50,000,000.00 – subject to adjustment in accordance with Appendix A attached hereto.
Fixed Amounts:
Fixed Amount Payer:	Party B
Fixed Amount Payer Payment Dates:	Inapplicable
Fixed Amount:	By its execution hereof and with effect from the Trade Date above Party A irrevocably acknowledges receipt of all agreed consideration from Party B in respect of this Transaction.
Floating Amounts:
Floating Amount Payer:	Party A
Floating Rate:	The lesser of (i) 3.5% and (ii) the greater of (a) 0% and (b) USD-LIBOR-BBA with a Designated Maturity of one month minus 5.4%
Floating Rate Payer Period End Dates:	The 25th calendar day of each month, from and including 25 August, 2006 to and including the Termination Date, with No Adjustment of Period End Dates.
Early Payment:	1 Business Day preceding each Floating Rate Payer Period End Date
Spread:	Inapplicable
Floating Rate Day Count Fraction:	30/360
Reset Dates:	The first day of each Calculation Period
Business Days:	New York
Miscellaneous:
Calculation Agent:	Party A
Transfer:

Notwithstanding Section 7 of the Agreement, Party A may assign its rights and obligations under this Transaction, in whole and not in part, to any Affiliate of Lehman Brothers Holdings Inc. (“Holdings”) effective upon delivery to Party B of the guarantee by Holdings, in favor of Party B, of the obligations of such Affiliate.

Governing Law:	The laws of the State of New York (without reference to choice of law doctrine).
Termination Currency:	USD

Additional Provisions:

1.

The “Cross Default” provisions of Section 5(a)(vi) of the Master Agreement will not apply.

2.

The “Credit Event Upon Merger” provisions of Section 5(b)(iv) of the Master Agreement will not apply.

3.

The "Automatic Early Termination" provisions of Section 6(a) will not apply.

4.

"Specified Entity" will not apply to either Party A or Party B.

5.

Payments on Early Termination. For the purposes of Section 6(e), Loss and Second Method will be used.

6.

The provisions of Section 5(a) (ii), (iii), (iv) and (vii) of the Master Agreement will not apply to Party B.

7.

Representations.  Section 3 of the Master Agreement is hereby amended by adding the following additional subsections:

(a)

No Agency.  It is entering into this Transaction as principal.

(b)

Eligible Contract Participant.  It is an “eligible contract participant” as defined in the Commodity Futures Modernization Act of 2000.

(c)

No Reliance. In connection with the negotiation, entering into and execution of this Transaction, Party B acknowledges and agrees that: (i) Party A is acting for its own account and not as a fiduciary for, or financial or investment advisor to, Party B (or in any similar capacity) regardless of whether Party A provides Party B with market information or its views; (ii) Party B is not relying upon any communications (whether written or oral) from Party A as investment advice or as a recommendation to enter into this Transaction (other than the representations expressly set forth in the Master Agreement), it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction; (iii) Party B has not received from Party A any assurance or guarantee as to the expected results of this Transaction and understands the risks of the Transaction; (iv) Party B has consulted with its own legal, regulatory, tax, business, investment, financial, and accounting advisors to the extent it has deemed necessary, and it has made its own independent investment, hedging, and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by Party A; and (v) Party B has determined based upon its own judgment and upon any advice received from its own professional advisors as it has deemed necessary to consult that entering into the Transaction is appropriate for such party in light of its financial capabilities and objectives.

8

Netting of Payments.  Subparagraph (ii) of Section 2(c) of the Master Agreement will not apply to any Transaction between the parties hereto.

9.

Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Confirmation is executed and delivered by the Trustee, not individually or personally but solely as trustee of the Supplemental Interest Trust, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on behalf of the Supplemental Interest Trust is made and intended not as a personal representation, undertaking or agreement of the Trustee but is made and intended for the purpose of binding only the Supplemental Interest Trust and (c) under no circumstances shall the Trustee be personally liable for the payment of any indebtedness or expenses of the Supplement Interest Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Supplemental Interest Trust under this Confirmation.

10.

Non-Petition. Lehman Brothers Special Financing Inc. hereby irrevocably and unconditionally agrees that it will not institute against, or join any other person in instituting against, the Party B, any bankruptcy, reorganization, arrangement, insolvency, or similar proceeding under the laws of the United States, or any other jurisdiction until one year and one day after the termination of this Trust.

11.

Waiver of Trial By Jury.  Insofar as is permitted by law, each party irrevocably waives any and all rights to trial by jury in any legal proceeding in connection with this Transaction, and acknowledges that this waiver is a material inducement to the other party’s entering into this Transaction.

12.

Any amendments, transfers or assignments of obligations under this Confirmation shall not be effective unless a  Rating Agency confirms in writing that the rating of any Certificates issued by the Trust will be unaffected by such action.

Payment Instructions for Party B in USD:

Citibank NA

ABA#021-000-089

Acct Nm: Structured Finance Incoming Wire

Acct #: 3617-2242

Ref: LMT 2006-4/105935

Please confirm your agreement with the foregoing by executing this Confirmation and returning such Confirmation, in its entirety, to us at facsimile number 646-885-9551 (United States of America),   Attention: Documentation.

Very truly yours,

Lehman Brothers Special Financing Inc.

/s/ Anatoly Kozlov

By: Anatoly Kozlov

Authorized Signatory

Accepted and confirmed as of the date first written

Lehman Mortgage Trust Mortgage Pass-Through Certificates, Series 2006-4 Supplemental Interest Trust

By: Citibank, N.A. not in its individual capacity but solely as Trustee

By        /s/ Karen Schluter

Name:       Karen Schluter

Title:          Vice President

Appendix A

Calculation Period from and including	Calculation Period up to but excluding	Notional Amount (USD
7/25/2006	8/25/2006	50,000,000.00
8/25/2006	9/25/2006	49,407,896.67
9/25/2006	10/25/2006	48,763,281.07
10/25/2006	11/25/2006	48,067,671.62
11/25/2006	12/25/2006	47,323,942.71
12/25/2006	1/25/2007	46,534,744.27
1/25/2007	2/25/2007	45,705,468.77
2/25/2007	3/25/2007	44,840,762.31
3/25/2007	4/25/2007	43,945,982.80
4/25/2007	5/25/2007	43,027,837.34
5/25/2007	6/25/2007	42,099,494.39
6/25/2007	7/25/2007	41,173,494.39
7/25/2007	8/25/2007	40,260,598.98
8/25/2007	9/25/2007	39,363,242.68
9/25/2007	10/25/2007	38,481,167.35
10/25/2007	11/25/2007	37,614,119.13
11/25/2007	12/25/2007	36,761,848.38
12/25/2007	1/25/2008	35,924,109.61
1/25/2008	2/25/2008	35,100,661.39
2/25/2008	3/25/2008	34,291,266.33
3/25/2008	4/25/2008	33,495,690.96
4/25/2008	5/25/2008	32,713,705.70
5/25/2008	6/25/2008	31,945,084.78
6/25/2008	7/25/2008	31,189,606.19
7/25/2008	8/25/2008	30,447,051.60
8/25/2008	9/25/2008	29,717,206.30
9/25/2008	10/25/2008	28,999,859.19
10/25/2008	11/25/2008	28,294,802.63
11/25/2008	12/25/2008	27,601,832.46
12/25/2008	1/25/2009	26,920,747.91
1/25/2009	2/25/2009	26,251,351.55
2/25/2009	3/25/2009	25,593,449.24
3/25/2009	4/25/2009	24,946,850.04
4/25/2009	5/25/2009	24,311,366.22
5/25/2009	6/25/2009	23,686,813.17
6/25/2009	7/25/2009	23,073,009.33
7/25/2009	8/25/2009	22,469,776.17
8/25/2009	9/25/2009	21,876,938.15
9/25/2009	10/25/2009	21,294,322.63
10/25/2009	11/25/2009	20,721,759.86
11/25/2009	12/25/2009	20,159,082.89
12/25/2009	1/25/2010	19,606,127.58
1/25/2010	2/25/2010	19,062,732.51
2/25/2010	3/25/2010	18,528,738.94
3/25/2010	4/25/2010	18,003,990.80
4/25/2010	5/25/2010	17,488,334.59
5/25/2010	6/25/2010	16,981,619.39
6/25/2010	7/25/2010	16,483,696.78
7/25/2010	8/25/2010	15,994,420.82
8/25/2010	9/25/2010	15,513,648.00
9/25/2010	10/25/2010	15,041,237.22
10/25/2010	11/25/2010	14,577,049.69
11/25/2010	12/25/2010	14,120,914.25
12/25/2010	1/25/2011	13,672,733.45
1/25/2011	2/25/2011	13,232,375.31
2/25/2011	3/25/2011	12,799,710.06
3/25/2011	4/25/2011	12,374,610.09
4/25/2011	5/25/2011	11,956,949.92
5/25/2011	6/25/2011	11,546,606.18
6/25/2011	7/25/2011	11,143,457.53
7/25/2011	8/25/2011	10,747,384.68
8/25/2011	9/25/2011	10,425,349.10
9/25/2011	10/25/2011	10,109,758.58
10/25/2011	11/25/2011	9,800,501.44
11/25/2011	12/25/2011	9,497,467.87
12/25/2011	1/25/2012	9,200,549.93
1/25/2012	2/25/2012	8,909,641.50
2/25/2012	3/25/2012	8,624,638.25
3/25/2012	4/25/2012	8,345,437.64
4/25/2012	5/25/2012	8,071,938.86
5/25/2012	6/25/2012	7,804,042.78
6/25/2012	7/25/2012	7,541,652.00
7/25/2012	8/25/2012	7,284,670.75
8/25/2012	9/25/2012	7,052,800.39
9/25/2012	10/25/2012	6,825,860.95
10/25/2012	11/25/2012	6,603,763.59
11/25/2012	12/25/2012	6,386,420.98
12/25/2012	1/25/2013	6,173,747.32
1/25/2013	2/25/2013	5,965,658.25
2/25/2013	3/25/2013	5,762,070.88
3/25/2013	4/25/2013	5,562,903.74
4/25/2013	5/25/2013	5,368,076.76
5/25/2013	6/25/2013	5,177,511.24
6/25/2013	7/25/2013	4,991,129.86
7/25/2013	8/25/2013	4,808,856.61
8/25/2013	9/25/2013	4,664,757.43
9/25/2013	10/25/2013	4,523,902.65
10/25/2013	11/25/2013	4,386,229.11
11/25/2013	12/25/2013	4,251,674.84
12/25/2013	1/25/2014	4,120,178.94
1/25/2014	2/25/2014	3,991,681.64
2/25/2014	3/25/2014	3,866,124.24
3/25/2014	4/25/2014	3,743,449.11
4/25/2014	5/25/2014	3,623,599.66
5/25/2014	6/25/2014	3,506,520.33
6/25/2014	7/25/2014	3,392,156.56
7/25/2014	8/25/2014	3,280,454.78
8/25/2014	9/25/2014	3,198,482.07
9/25/2014	10/25/2014	3,118,304.43
10/25/2014	11/25/2014	3,039,885.80
11/25/2014	12/25/2014	2,963,190.77
12/25/2014	1/25/2015	2,888,184.63
1/25/2015	2/25/2015	2,814,833.31
2/25/2015	3/25/2015	2,743,103.40
3/25/2015	4/25/2015	2,672,962.12
4/25/2015	5/25/2015	2,604,377.32
5/25/2015	6/25/2015	2,537,317.45
6/25/2015	7/25/2015	2,471,751.59
7/25/2015	8/25/2015	2,407,649.37
8/25/2015	9/25/2015	2,365,322.04
9/25/2015	10/25/2015	2,323,669.28
10/25/2015	11/25/2015	2,282,731.37
11/25/2015	12/25/2015	2,242,484.81
12/25/2015	1/25/2016	2,202,911.00
1/25/2016	2/25/2016	2,163,922.10
2/25/2016	3/25/2016	2,125,581.64
3/25/2016	4/25/2016	2,087,788.77
4/25/2016	5/25/2016	2,050,506.26
5/25/2016	6/25/2016	2,013,433.68
6/25/2016	7/25/2016	1,976,765.59
7/25/2016	8/25/2016	1,940,482.53
8/25/2016	9/25/2016	1,904,776.75
9/25/2016	10/25/2016	1,869,699.23
10/25/2016	11/25/2016	1,835,239.21
11/25/2016	12/25/2016	1,801,386.09
12/25/2016	1/25/2017	1,768,129.45
1/25/2017	2/25/2017	1,735,459.06
2/25/2017	3/25/2017	1,703,364.86
3/25/2017	4/25/2017	1,671,836.95
4/25/2017	5/25/2017	1,640,865.61
5/25/2017	6/25/2017	1,610,441.26
6/25/2017	7/25/2017	1,580,554.52
7/25/2017	8/25/2017	1,551,196.13
8/25/2017	9/25/2017	1,522,357.02
9/25/2017	10/25/2017	1,494,028.24

Ref. Numbers:  Global Deal ID: 2594160, 2594163

GUARANTEE OF LEHMAN BROTHERS HOLDINGS INC.

LEHMAN BROTHERS SPECIAL FINANCING INC. (“Party A”) and Citibank, N.A., solely in its capacity as trustee (the “Trustee”) of the LEHMAN Mortgage Trust, Series 2006-4 (“Party B”) have entered into a Transaction as set forth in the Confirmation with the Global Deal ID: 2594160 dated as of July 31, 2006. This Guarantee is a Credit Support Document as contemplated in the Confirmation. For value received, and in consideration of the financial accommodation accorded to Party A by Party B under the Confirmation and the ISDA Master Agreement, incorporated by reference therein.  The Confirmation is referred to hereafter as the “Agreement”. LEHMAN BROTHERS HOLDINGS INC., a corporation organized and existing under the laws of the State of Delaware (“Guarantor”), hereby agrees to the following:

(a)

Guarantor hereby unconditionally guarantees to Party B the due and punctual payment of all amounts payable by Party A under such Transaction when and as Party A’s obligations thereunder shall become due and payable in accordance with the terms of the Agreement. In case of the failure of Party A to pay punctually any such amounts, Guarantor hereby agrees, upon written demand by Party B, to pay or cause to be paid any such amounts punctually when and as the same shall become due and payable.

(b)

Guarantor hereby agrees that its obligations under this Guarantee constitute a guarantee of payment when due and not of collection.

(c)

Guarantor hereby agrees that its obligations under this Guarantee shall be unconditional, irrespective of the validity, regularity or enforceability of the Agreement against Party A (other than as a result of the unenforceability thereof against Party B), the absence of any action to enforce Party A’s obligations under the Agreement, any waiver or consent by Party B with respect to any provisions thereof or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor (excluding the defense of payment or statute of limitations, neither of which is waived) provided, however, that Guarantor shall be entitled to exercise any right that Party A could have exercised under the Agreement to cure any default in respect of its obligations under the Agreement or to setoff, counterclaim or withhold payment in respect of any Event of Default or Potential Event of Default in respect of Party B or any Affiliate, but only to the extent such right is provided to Party A under the Agreement.

(d)

This Guarantee shall remain in full force and effect until such time as Party B shall receive written notice of termination. Termination of this Guarantee shall not affect Guarantor’s liability hereunder as to obligations incurred or arising out of Transactions entered into prior to the termination hereof.

(e)

Guarantor further agrees that this Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time, payment, or any part thereof, of any obligation or interest thereon is rescinded or must otherwise be restored by Party B upon an Event of Default as set forth in Section 5(a)(vii) of the ISDA Master Agreement affecting Party A or Guarantor.

(f)

Guarantor hereby waives (i) promptness, diligence, presentment, demand of payment, protest, order and, except as set forth in paragraph (a) hereof, notice of any kind in connection with the Agreement and this Guarantee, or (ii) any requirement that Party B exhaust any right to take any action against Party A or any other person prior to or contemporaneously with proceeding to exercise any right against Guarantor under this Guarantee.

This Guarantee shall be governed by and construed in accordance with the laws of the State of New York, without reference to choice of law doctrine. All capitalized terms not defined in this Guarantee, but defined in the Agreement, shall have the meanings assigned thereto in the Agreement.

Any notice hereunder will be sufficiently given if given in accordance with the provisions for notices under the Agreement and will be effective as set forth therein. All notices hereunder shall be delivered to Lehman Brothers Special Financing Inc., Attention: Transaction Management, 745 Seventh Avenue, 19th Floor, New York, NY 10019 USA, with a copy to Lehman Brothers Holdings Inc., Attention: Corporate Counsel, 1301 Avenue of the Americas, 5th Floor, New York, NY 10019 USA.

IN WITNESS WHEREOF, Guarantor has caused this Guarantee to be executed in its corporate name by its duly authorized officer as of the date of the Agreement.

LEHMAN BROTHERS HOLDINGS INC.